Exhibit 10.14

Execution Version

SUPPLEMENT NO. 1 TO AMENDED AND RESTATED MASTER GUARANTEE AGREEMENT

SUPPLEMENT NO. 1 dated as of February 9, 2016 to the Amended and Restated Master Guarantee Agreement dated as of November 25, 2013 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC., (“Holdings”), EIG INVESTORS CORP. (the “Borrower”), the subsidiaries of Holdings party thereto (Holdings, the Borrower and such subsidiaries being collectively referred to as the “Guarantors”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).

A. Reference is made to (a) the Third Amended and Restated Credit Agreement dated of even date with the Guarantee Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, Borrower, the Lenders party thereto and the Administrative Agent and (b) the Guarantee Agreement.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement, as applicable.

C. The original Guarantors entered into the Guarantee Agreement in order to induce the Lenders and the Issuing Banks to extend credit to the Borrower. Section 5.13 of the Guarantee Agreement provides that additional Persons may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this instrument (the “Supplement”). The undersigned Persons (the “New Guarantors”) are executing this Supplement to become Guarantors under the Guarantee Agreement in order to induce the Lenders and the Issuing Banks to make additional extensions of credit under the Credit Agreement and as consideration for such extensions of credit previously issued.

Accordingly, the Administrative Agent and the New Guarantors agree as follows:

SECTION 1. In accordance with Section 5.13 of the Guarantee Agreement, the New Guarantors by their signature below become Guarantors under the Guarantee Agreement with the same force and effect as if originally named therein as Guarantors, and each New Guarantor hereby agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder. Each reference to the “Guarantors” in the Guarantee Agreement shall be deemed to include the New Guarantors. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that (a) the execution, delivery and performance by such New Guarantor of this Supplement have been duly authorized by all necessary corporate or other action and, if required, action by the holders of such New Guarantor’s Equity Interests, and that this Supplement has been duly executed and delivered by such New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) all representations and warranties set forth in the Credit Agreement as to such New Guarantor are true and correct in all material respects as of the date hereof; provided that, to the extent such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to each New Guarantor when a counterpart hereof executed on behalf of such New Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such New Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such New Guarantor, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that such New Guarantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Guarantee Agreement and the Credit Agreement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Guarantee Agreement.

SECTION 8. The New Guarantors agree to reimburse the Administrative Agent for its fees and expenses incurred hereunder and under the Guarantee Agreement as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “the New Guarantors.”

SECTION 9. Constant Contact, Inc. hereby represents and warrants that it is a corporation duly incorporated under the law of the state of Delaware. SinglePlatform, LLC hereby represents and warrants that it is a limited liability company duly formed under the law of the state of Delaware. CardStar, Inc. hereby represents and warrants that it is a corporation duly incorporated under the law of the state of Delaware. CardStar Publishing, LLC hereby represents and warrants that it is a limited liability company duly formed under the law of the District of Columbia.

[Signature page follows.]

IN WITNESS WHEREOF, the New Guarantors and the Administrative Agent have duly executed this Supplement No. 1 to the Amended and Restated Master Guarantee Agreement as of the day and year first above written.

CONSTANT CONTACT, INC. SINGLEPLATFORM, LLC CARDSTAR, INC., as New Guarantors

By:	/s/ Hari Ravichandran
Name: Hari Ravichandran
Title: Chief Executive Officer and President

CARDSTAR PUBLISHING, LLC By: CARDSTAR, INC., its sole member

By:	/s/ Hari Ravichandran
Name: Hari Ravichandran
Title: Chief Executive Officer and President

[Supplement No. 1 to Amended and Restated Guarantee Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, on behalf of itself and the other Guaranteed Parties

By	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Supplement No. 1 to Amended and Restated Guarantee Agreement]